Financial Risk Management - Schedule of Exposure to Foreign Currency Risk at the end of Reporting Period (Details)	Dec. 31, 2022 USD ($)	Dec. 31, 2022 CAD ($)	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CAD ($)	Jun. 30, 2021 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Cash at bank	$ 55,708,444		$ 100,003,197
Trade receivables	3,296,587		2,006,889
Trade payables	2,424,565	$ 25,038	623,875	$ 10,374
Borrowings	$ 36,162,902		$ 36,963,328		$ 4,702,239